                                                                      Exhibit 99

                         UNITED STATES BANKRUPTCY COURT
                          MIDDLE DISTRICT OF TENNESSEE



In re:                                               Case No. :  396-06840
                                                                 ---------------
             Comptronix Corporation
             ----------------------------
                                                     Judge:      Lundin
             ----------------------------                        ---------------

                                                     Chapter 11

Debtor(s)


             MONTHLY OPERATING REPORT FOR MONTH ENDING             3/30/97
                                                              ------------------

             COMES NOW, COMPTRONIX CORPORATION Debtor-In-Possession, and hereby submits its Monthly Operating Report for the period commencing March 3, 1997 and ending March 30, 1997 as shown by the report and exhibits consisting of pages and containing the following, as indicated:


                X   Monthly Reporting Questionnaire (Attachment 1)
             -------

                X   Comparative Balance Sheets (Forms OPR-1 & OPR-2)
             -------

                X   Summary of Accounts Receivable (Form OPR-3)
             -------

                X   Schedule of Postpetition Liabilities (Form OPR-4)
             -------

                X   Statement of Income (Loss) (Form OPR-5)
             -------



             I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief. I also hereby certify that the original Monthly Operating Report was filed with the Bankruptcy Court Clerk and a copy delivered to the U.S. Trustee.


Date: 5/1/97                            DEBTOR-IN-POSSESSION
      --------------------------

                                        By:           /s/ E. Townes Duncan
                                                      --------------------------

                                        Name & Title: E. Townes Duncan, CEO
                                                      --------------------------

                                        Address:      Paddock 111
                                                      --------------------------
                                        5123 Virginia Way, Unit C-22
                                        ----------------------------------------
                                        Brentwood, TN 37027
                                        ----------------------------------------

                                        Telephone Number:      615-377-3330
                                                               -----------------

                                                                    ATTACHMENT 1
                                                                          PAGE 1


                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE


CASE NAME:         Comptronix Corporation
                   -------------------------------------------------------------

CASE NUMBER:       396-06840
                   -------------------------------------------------------------

MONTH OF:          March 1997
                   -------------------------------------------------------------


1.      Payroll    State the amount of all executive wages paid and taxes
                   withheld and paid.


                                             Wages Paid                          Taxes
        Name and Title            --------------------------------   ---------------------------------
        of Executive                  Gross               Net             Due               Paid
        --------------            --------------    --------------   -------------    ----------------

        ----------------------------------------------------------------------------------------------

        ----------------------------------------------------------------------------------------------

        ----------------------------------------------------------------------------------------------

        ----------------------------------------------------------------------------------------------

        ----------------------------------------------------------------------------------------------

        ----------------------------------------------------------------------------------------------

        Total Executive Payroll:       -                   -                -                -
                                  --------------------------------------------------------------------


2.      Insurance    Are all premium payments current?   yes   Please detail
        coverages in effect below. If any coverages have been changed or renewed, please attach binder or certicate.

                                                                                               Date
                           Name of          Coverage                  Expiration    Premium  Coverage
        Type               Carrier           Amount         Policy #     Date       Amounts  Pd. Thru
                       -----------------------------------------------------------------------------
Casualty
                       -----------------------------------------------------------------------------

Workers' comp             Wausau Ins.     $    500,000  0217-02-075880  9/8/96    $   2,570   9/8/96
                       -----------------------------------------------------------------------------

General liab.
                       -----------------------------------------------------------------------------

Vehicle
                       -----------------------------------------------------------------------------

Other (specify):

D&O                    St. Paul Surplus   $  3,000,000    SD05500726    7/1/97    $ 128,400   7/1/97
----------------------------------------------------------------------------------------------------
Excess D&O             Tamarack Amer      $  2,000,000    TDX9823938    7/1/97    $  64,200   7/1/97
----------------------------------------------------------------------------------------------------
Excess Workers' Comp   Midwest Employ     $  2,000,000    4400-SA-AL    7/1/98    $  41,920   7/1/97
----------------------------------------------------------------------------------------------------

                                                                    ATTACHMENT 1
                                                                          PAGE 2


                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE


CASE NAME:   Comptronix Corporation
             ----------------------------

CASE NUMBER: 396-06840
             ----------------------------

MONTH OF:    March 1997
             ----------------------------


3.       Bank Accounts                                                      Account Type
                                            ------------------------------------------------------------------------
                                            Operating      Int Bearing        Payroll        Other         Total
                                            -----------   --------------    ----------    -----------    -----------
                                                                                            Lockbox
         Bank name                            Amsouth          Amsouth        Amsouth     NationsBank
                                            -----------   --------------    ----------    -----------
         Account #                             2791862       5300426253       2791870      102321446
                                            -----------   --------------    ----------    -----------

         Beginning book balance                194,824        4,063,870           -             -         4,258,694
                                            -----------   --------------    ----------    -----------    -----------

         Plus:  Deposits                         3,262           82,800           -             -            86,062
                                            -----------   --------------    ----------    -----------    -----------
            (Attach detailed listing)

         Less:  Disbursements                   50,072                            -             -            50,072
                                            -----------   --------------    ----------    -----------    -----------
            (Attach detailed listing)

         Other:
            Transfers In (Out)                     -                              -             -                -
                                            -----------   --------------    ----------    -----------    -----------

         Ending book balance                   148,014        4,146,670           -             -         4,294,684
                                            -----------   --------------    ----------    -----------    -----------


4.       Postpetition Payments     List any postpetition payments to
         professionals and payments on prepetition debts in the schedule below (attach separate sheet if necessary).


         Payments To/On                      Amount         Date              Check #         Order Date
         -------------------------------   ----------    ----------    ---------------    --------------
         Professionals (attorneys,
            accountants, etc.):

         Townes Duncan                         4,840       Various            Various
         -------------------------------   ----------    ----------    ---------------    --------------
         Kristi Hester                         5,120       Various            Various
         -------------------------------   ----------    ----------    ---------------    --------------

         -------------------------------   ----------    ----------    ---------------    --------------

         -------------------------------   ----------    ----------    ---------------    --------------

         -------------------------------   ----------    ----------    ---------------    --------------

         -------------------------------   ----------    ----------    ---------------    --------------

         Prepetition debts:    (Payment to secured creditor)


         -------------------------------   ----------    ----------    ---------------    --------------


         -------------------------------   ----------    ----------    ---------------    --------------


         -------------------------------   ----------    ----------    ---------------    --------------

                                                                    ATTACHMENT 1
                                                                          PAGE 3


                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE


CASE NAME:   Comptronix Corporation
             ----------------------------------------------------

CASE NUMBER: 396-06840
             ----------------------------------------------------

MONTH OF:    March 1997
             ----------------------------------------------------


BANK NAME:   Amsouth Operating                         ACCOUNT #:    2791862
             ------------------------------------------            ------------


Detail of Receipts:

  Date             Received from                 Explanation          Amount
--------    ----------------------------  ------------------------  -----------
                                                                      3,262.00
--------    ----------------------------  ------------------------  -----------


--------    ----------------------------  ------------------------  -----------


--------    ----------------------------  ------------------------  -----------


--------    ----------------------------  ------------------------  -----------


--------    ----------------------------  ------------------------  -----------


--------    ----------------------------  ------------------------  -----------


--------    ----------------------------  ------------------------  -----------


--------    ----------------------------  ------------------------  -----------


--------    ----------------------------  ------------------------  -----------


--------    ----------------------------  ------------------------  -----------


--------    ----------------------------  ------------------------  -----------


--------    ----------------------------  ------------------------  -----------


--------    ----------------------------  ------------------------  -----------


--------    ----------------------------  ------------------------  -----------


--------    ----------------------------  ------------------------  -----------

                                          *  Must agree to "Deposits" line of
Total Receipts     3,262.00               *  Item 3 on Attachment 1 (Page 2).
               ---------------

                                                                    ATTACHMENT 1
                                                                          PAGE 3


                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE


CASE NAME:   Comptronix Corporation
             ----------------------------------------------------

CASE NUMBER: 396-06840
             ----------------------------------------------------

MONTH OF:    March 1997
             ----------------------------------------------------


BANK NAME:   AmSouth Interest Bearing Account           ACCOUNT #:  5300426253
             ------------------------------------------            ------------


Detail of Receipts:

  Date             Received from               Explanation             Amount
--------    --------------------------  --------------------------  -----------
Various     AmSouth Bank                Interest Earned on account    82,800.00
--------    --------------------------  --------------------------  -----------


--------    --------------------------  --------------------------  -----------


--------    --------------------------  --------------------------  -----------


--------    --------------------------  --------------------------  -----------


--------    --------------------------  --------------------------  -----------


--------    --------------------------  --------------------------  -----------


--------    --------------------------  --------------------------  -----------


--------    --------------------------  --------------------------  -----------


--------    --------------------------  --------------------------  -----------


--------    --------------------------  --------------------------  -----------


--------    --------------------------  --------------------------  -----------


--------    --------------------------  --------------------------  -----------


--------    --------------------------  --------------------------  -----------


--------    --------------------------  --------------------------  -----------


--------    --------------------------  --------------------------  -----------

                                          *  Must agree to "Deposits" line of
Total Receipts    82,800.00               *  Item 3 on Attachment 1 (Page 2).
               ---------------

                                                                    ATTACHMENT 1
                                                                          PAGE 4



                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE


CASE NAME:   Comptronix Corporation
             ----------------------------------------------------

CASE NUMBER: 396-06840
             ----------------------------------------------------

MONTH OF:    March 1997
             ----------------------------------------------------


BANK NAME:   Amsouth Operating                         ACCOUNT #:    2791862
             ------------------------------------------            ------------


Detail of Receipts:

  Date        Check #               Paid To/In Payment Of             Amount
--------    ----------  ------------------------------------------  -----------
            See attached listing
--------    ----------  ------------------------------------------  -----------


--------    ----------  ------------------------------------------  -----------


--------    ----------  ------------------------------------------  -----------


--------    ----------  ------------------------------------------  -----------


--------    ----------  ------------------------------------------  -----------


--------    ----------  ------------------------------------------  -----------


--------    ----------  ------------------------------------------  -----------


--------    ----------  ------------------------------------------  -----------


--------    ----------  ------------------------------------------  -----------


--------    ----------  ------------------------------------------  -----------


--------    ----------  ------------------------------------------  -----------


--------    ----------  ------------------------------------------  -----------


--------    ----------  ------------------------------------------  -----------


--------    ----------  ------------------------------------------  -----------


--------    ----------  ------------------------------------------  -----------

                                          *  Must agree to "Deposits" line of
Total Disbursements        50,072.21         Item 3 on Attachment 1 (Page 2).
                     ---------------

                                                                                            194,824.00
3/5/97         Deposit                                                    x     5,641.48    200,465.48
3/5/97    4153 Berwind Financial             Prof. fees          7,000.00 x                 193,465.48
3/5/97    4154 Roadway Express               freight             1,359.12 x                 192,106.36
3/5/97    4155 Wilson, Price, Barranco       Prof. Fees          7,000.00 x                 185,106.36
3/5/97    4156 Arrow Tool and Stamping       Parts                 178.00 x                 184,928.36
3/5/97    4157 Purchase Power                Postage               165.00 x                 184,763.36
3/5/97    4158 PBCC                          Postage Meter         222.91 x                 184,540.45
3/5/97    4159 Electrocube                   Parts                 504.98 x                 184,035.47
3/5/97    4160 McGriff Dowdy & Assoc (MDA)   Prof Fees           1,058.20 x                 182,977.27
3/6/97    4161 Kristi Hester                 Contract Wages      2,560.00 x                 180,417.27
3/6/97    4162 Kramer, Levin, Naftalis       Prof. Fees         19,882.51 x                 160,534.76
3/6/97    4163 CSE                           Freight               130.13 x                 160,404.63
3/6/97    4164 Emery Worldwide               Feight                900.63 x                 159,504.00
3/6/97    4165 FedEx                         Freight                23.00 x                 159,481.00
3/11/97   4166 Alabama Dept of Revenue                              40.00 x                 159,441.00
3/11/97        Returned Item                                              x    (2,379.00)   157,062.00
3/19/97   4167 Cellular One                  Telephone              81.90 x                 156,980.10
3/19/97   4168                                                                              156,980.10
3/19/97   4169 Gullett Sanford Robinson      Prof. Fees          4,427.34 x                 152,552.76
3/19/97   4170 Invesco                       Prof. Fees          1,917.59 x                 150,635.17
3/19/97   4171 Kristi Hester                 Contract Wages      2,560.00 x                 148,075.17
3/Debit        FedEx                         Freight                60.90 x                 148,014.27


                                                                50,072.21       3,262.48

                                                                 46809.73

                                                                    ATTACHMENT 1
                                                                          PAGE 4


                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE


CASE NAME:     Comptronix Corporation
               --------------------------------------------------

CASE NUMBER:   396-06840
               --------------------------------------------------

MONTH OF:
               --------------------------------------------------


BANK NAME:     AmSouth Interest Bearing Account        ACCOUNT #:  5300426253
               ----------------------------------------          --------------


Detail of Disbursements:


   Date       Check #            Paid To/In Payment Of              Amount
----------   --------  ---------------------------------------  ---------------

----------   --------  ---------------------------------------  ---------------


----------   --------  ---------------------------------------  ---------------


----------   --------  ---------------------------------------  ---------------


----------   --------  ---------------------------------------  ---------------


----------   --------  ---------------------------------------  ---------------


----------   --------  ---------------------------------------  ---------------


----------   --------  ---------------------------------------  ---------------


----------   --------  ---------------------------------------  ---------------


----------   --------  ---------------------------------------  ---------------


----------   --------  ---------------------------------------  ---------------


----------   --------  ---------------------------------------  ---------------


----------   --------  ---------------------------------------  ---------------


----------   --------  ---------------------------------------  ---------------


----------   --------  ---------------------------------------  ---------------


----------   --------  ---------------------------------------  ---------------

                                       *  Must agree to "Disbursements" line
Total Disbursements             -     *  of Item 3 on Attachment 1  (Page 2).
                       -------------

                                                                      FORM OPR-1


CASE NAME: Comptronix Corporation              COMPARATIVE BALANCE SHEETS
           ----------------------
CASE NUMBER: 396-06840                          MONTH ENDED: 3/30/97
             ---------                                       -------


                                                 FILING
                                                 DATE            MONTH           MONTH           MONTH           MONTH
                                                8/8/96          9/29/96         10/27/96        11/24/96       12/31/96
ASSETS                                         --------        ---------       -----------     ----------     ----------
CURRENT ASSETS

  Cash                                              -           910,343         1,067,914       5,352,153      4,310,109
                                              ----------     ----------      ------------      ----------     ----------
  Other negotiable instruments (i.e.
      CD's, Treasury bills, etc.)                   -            -                -                -
                                              ----------     ----------      ------------      ----------     ----------
  Accounts receivable, net (See OPR-3)         6,178,018      6,960,493         6,641,386         539,349        504,605
                                              ----------     ----------      ------------      ----------     ----------
     Less allowance for doubtful accounts       (267,662)      (120,331)         (124,331)           -
                                              ----------     ----------      ------------      ----------     ----------
  Inventory, at lower of cost or market       14,077,309      9,802,242         4,085,577            -
                                              ----------     ----------      ------------      ----------     ----------
  Prepaid expenses and deposits                1,706,757      1,220,618         1,191,303         623,174        621,174
                                              ----------     ----------      ------------      ----------     ----------
  Investments                                      3,024          3,024             3,024           3,024          3,024
                                              ----------     ----------      ------------      ----------     ----------
  Other:          OTHER RECEIVABLE               200,450        755,260           728,748         468,870        464,247
                  -------------------         ----------     ----------      ------------      ----------     ----------

      TOTAL CURRENT ASSETS                    21,897,895     19,531,649        13,593,621       6,986,570      5,903,159
                                              ----------     ----------      ------------      ----------     ----------
PROPERTY, PLANT AND EQUIPMENT, AT COST        40,764,692     40,784,390        34,810,623             -
                                              ----------     ----------      ------------      ----------     ----------
  Less accumulated depreciation               27,101,242     27,712,523        28,012,084             -
                                              ----------     ----------      ------------      ----------     ----------
      NET PROPERTY, PLANT AND EQUIPMENT       13,663,449     13,071,867         6,798,539             -
                                              ----------     ----------      ------------      ----------     ----------
OTHER ASSETS

  DEFERRED FINANCING COSTS  *                  1,017,907        972,157                -               -
  ---------------------------                 ----------     ----------      ------------      ----------     ----------

  ASSETS HELD FOR SALE      *                     38,227         38,227                -               -
  ---------------------------                 ----------     ----------      ------------      ----------     ----------

      TOTAL ASSETS                            36,617,479     33,613,900        20,392,160       6,986,570      5,903,159
                                              ----------     ----------      ------------      ----------     ----------

                                                MONTH           MONTH           MONTH
                                                2/2/97          2/7/97         3/30/97
ASSETS                                       -----------      ---------       ---------
CURRENT ASSETS

  Cash                                         4,225,864      4,258,693       4,294,683
                                             -----------      ---------       ---------
  Other negotiable instruments (i.e.
      CD's, Treasury bills, etc.)

  Accounts receivable, net (See OPR-3)           504,605        504,605         504,605
                                             -----------      ---------       ---------
     Less allowance for doubtful account

  Inventory, at lower of cost or market
  Prepaid expenses and deposits                  621,174        597,776         597,776
                                             -----------      ---------       ---------
  Investments                                      3,024          3,024           3,024
                                             -----------      ---------       ---------
  Other:          OTHER RECEIVABLE               464,247        464,247         464,247
                  -------------------        -----------      ---------       ---------

     TOTAL CURRENT ASSETS                      5,818,914      5,822,345       5,864,335
                                             -----------      ---------       ---------

PROPERTY, PLANT AND EQUIPMENT, AT COST
                                             -----------      ---------       ---------
  Less accumulated depreciation
                                             -----------      ---------       ---------
     NET PROPERTY, PLANT AND EQUIPMENT
                                             -----------      ---------       ---------
OTHER ASSETS

  DEFERRED FINANCING COSTS  *
  ---------------------------                -----------      ---------       ---------

  ASSETS HELD FOR SALE      *
  ---------------------------                -----------      ---------       ---------


      TOTAL ASSETS                             5,818,914      5,828,346       5,864,336
                                             -----------      ---------       ---------

* Itemize on separate page if value of "Other Assets" exceeds 10% of "Total Assets".

                                                                      FORM OPR-3


CASE NAME: Comptronix Corporation              SUMMARY OF ACCOUNTS RECEIVABLE
           ----------------------
CASE NUMBER: 396-06840                             MONTH ENDED: 3/30/97
             ---------                                          -------


                                                                         0-30            31-60           61-90          OVER
                                                 TOTAL                   DAYS            DAYS            DAYS          90 DAYS
                                                -------                 ------          ------          ------        ---------
DATE OF FILING:       8/8/96                  6,178,018                3,112,009       2,245,054       525,722         295,234
                      -------                 ---------                ---------       ---------       -------        --------
  Allowance for doubtful accounts              (267,662)                                                              (267,662)
                                              ---------                ---------       ---------       -------        --------

MONTH:      August - Ending 8/25/96           6,759,103                3,659,066       1,892,451       929,043         278,543
            --------------------------        ---------                ---------       ---------       -------        --------
  Allowance for doubtful accounts              (271,662)                                                              (271,662)
                                              ---------                ---------       ---------     ---------        --------
MONTH:      September - Ending 9/29/96        6,960,493                3,688,742       1,961,765     1,012,861         297,126
            --------------------------        ---------                ---------       ---------     ---------        --------
  Allowance for doubtful accounts              (120,331)                                                              (120,331)
                                              ---------                ---------       ---------     ---------        --------
MONTH:      October - Ending 10/27/96         6,641,386                3,558,288       1,858,472     1,088,644         135,982
            --------------------------        ---------                ---------       ---------     ---------        --------
  Allowance for doubtful accounts              (124,331)                                                              (124,331)
                                              ---------                ---------       ---------     ---------        --------
MONTH:      November - Ending 11/24/96          539,349                   34,744                                       504,605
            --------------------------        ---------                ---------       ---------     ---------        --------
  Allowance for doubtful accounts                   -
                                              ---------                ---------       ---------     ---------        --------
MONTH:      December - Ending 12/31/96          504,605                                                                504,605
            --------------------------        ---------                ---------       ---------     ---------        --------
  Allowance for doubtful accounts
                                              ---------                ---------       ---------     ---------        --------

MONTH:      January - Ending 2/2/97             504,605                                                                504,605
            -----------------------           ---------                ---------       ---------     ---------        --------
  Allowance for doubtful accounts
                                              ---------                ---------       ---------     ---------        --------
MONTH:      March 1997                          504,605                                                                504,605
            -----------------------           ---------                ---------       ---------     ---------        --------
  Allowance for doubtful accounts
                                              ---------                ---------       ---------     ---------        --------




NOTE:   Total accounts receivable and total allowance for doubtful accounts shown here must agree with the same items as shown on Form OPR-1.

                                                                      FORM OPR-4


CASE NAME:       Comptronix Corporation   SCHEDULE OF POST PETITION LIABILITIES
                 ----------------------
CASE NUMBER:     396-06840                          MONTH ENDED:    3/30/97
                 ---------                                      -----------

                                              DATE         DATE        TOTAL         0-30       31-60        61-90        OVER
                                             INCURED        DUE         DUE          DAYS        DAYS        DAYS        90 DAYS
                                             --------    --------     --------      --------   ---------    --------     --------
TAXES PAYABLE
  Federal/State  Income Tax Withholding      --------    --------     --------      --------   ---------    --------     --------

  FICA                                       --------    --------     --------      --------   ---------    --------     --------

  Unemployment Tax                           --------    --------     --------      --------   ---------    --------     --------

  Sales Tax                                  --------    --------     --------      --------   ---------    --------     --------

  Personal Property Tax                      --------    --------     --------      --------   ---------    --------     --------

                TOTAL TAXES PAYABLE          --------    --------     --------      --------   ---------    --------     --------

POSTPETITION SECURED DEBT                    --------    --------     --------      --------   ---------    --------     --------

POSTPETITION UNSECURED DEBT                  --------    --------     --------      --------   ---------    --------     --------

ACCRUED INTEREST PAYABLE                     --------    --------     --------      --------   ---------    --------     --------


TRADE ACCOUNTS PAYABLE & OTHER:
        (list separately*)

        Miscellaneous Accruals               Various      Various    590,909.00     590,909.00
        ----------------------               -------      -------    ----------     ----------  ---------    --------    --------

       -----------------------               -------      -------    -----------    ----------  ---------    --------    --------

       -----------------------               -------      -------    -----------    ----------  ---------    --------    --------

       -----------------------               -------      -------    -----------    ----------  ---------    --------    --------

       -----------------------               -------      -------    -----------    ----------  ---------    --------    --------
        TOTALS                                                        590,909.00    590,909.00          -           -           -
                                             -------      -------    -----------    ----------  ---------    --------    --------



*  Attach separate page if necessary.

Note: Total postpetition liabilities shown here must agree with the same item as shown on Form OPR-2 of this report.

                                                                      FORM OPR-5


CASE NAME:  Comptronix Corporation              STATEMENT OF INCOME (LOSS)
            ----------------------

CASE NUMBER  396-06840                   MONTH ENDED:    3/30/97
             ---------                                --------------------

                                                                                                                        FILING
                                         MONTH         MONTH       MONTH        MONTH      MONTH     MONTH     MONTH    TO DATE
                                       SEPTEMBER      OCTOBER    NOVEMBER     DECEMBER   JANUARY    FEBRUARY   MARCH
                                      -----------   ----------    --------  ---------   ---------  --------   --------  ----------
NET REVENUE (INCOME)                    4,658,022    3,345,428     394,765                                              10,548,753
                                      -----------   ----------    --------  ---------   ---------  --------   --------  ----------
COST OF GOODS SOLD
  Material                              3,136,107    3,990,275     311,460                                               8,879,226
                                      -----------   ----------    --------  ---------   ---------  --------   --------  ----------

  Labor-Direct                            646,885      426,149     101,695                                               1,402,177
                                      -----------   ----------    --------  ---------   ---------  --------   --------  ----------

  Manufacturing Overhead                1,016,584      421,596     359,434    181,779                                    3,444,348
                                      -----------   ----------    --------  ---------   ---------  --------   --------  ----------

     TOTAL COST OF GOODS SOLD           4,799,576    4,838,019     772,589    181,779                                   13,725,751
                                      -----------   ----------    --------  ---------   ---------  --------   --------  ----------

GROSS PROFIT                             (141,554)  (1,492,591)   (377,824)  (181,779)                                  (3,176,998)
                                      -----------   ----------    --------  ---------   ---------  --------   --------  ----------

OPERATING EXPENSES
  Selling and Marketing

  General and Administrative              461,869      321,931     374,387    105,959     (62,233)    9,431     35,990   1,796,539
                                      -----------   ----------    --------  ---------   ---------  --------   --------  ----------
  Other:  Amortization and Misc.          997,222        1,174     (33,218)   (27,763)                                     979,561
          ----------------------      -----------   ----------    --------  ---------   ---------  --------   --------  ----------

     TOTAL OPERATING EXPENSES           1,459,091      323,105     341,169     78,196                                    2,792,911
                                      -----------   ----------    --------  ---------   ---------  --------   --------  ----------
INCOME BEFORE INTEREST, DEPRECIATION,
  TAXES OR EXTRAORDINARY EXPENSES      (1,600,645)  (1,815,697)   (718,992)  (259,975)    (62,233)    9,431             (6,022,711)
                                      -----------   ----------    --------  ---------   ---------  --------   --------  ----------

INTEREST EXPENSE                           (4,926)     117,062     (85,355)                                                199,567
                                      -----------   ----------    --------  ---------   ---------  --------   --------  ----------
DEPRECIATION                              302,589      299,561                                                             789,752
                                      -----------   ----------    --------  ---------   ---------  --------   --------  ----------
LOSS ON SALE OF ASSETS (EST)            9,854,558               (1,405,268)                                              8,449,290
                                      -----------   ----------    --------  ---------   ---------  --------   --------  ----------
PREFERRED DIVIDENDS (ACCRUAL)             (49,910)                                                                          49,910
                                      -----------   ----------    --------  ---------   ---------  --------   --------  ----------

        NET INCOME                    (11,702,955)  (2,232,319)    771,631   (259,975)    (62,233)    9,431     35,990 (15,475,239)
                                      -----------   ----------    --------  ---------   ---------  --------   --------  ----------